Income Taxes, Expense Reconciliation (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income tax expense reconciliation
Statutory federal income tax expense		$ 29	$ 141	$ (21)
State income taxes, net of federal benefit	[1]	3	8	12
Effect of noncontrolling interests		(1)	3	(6)
Other differences, net		2	5	3
Total income tax expense (benefit)		$ 33	$ 157	$ (12)

[1]	State income taxes, net of federal benefit, include changes in unrecognized tax benefits as well as adjustments to the valuation allowance. During the third quarter of 2014 U.S. Cellular recorded a $6 million increase to income tax expense related to a valuation allowance recorded against certain state deferred tax assets.